UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  Feb. 15, 2006 (Feb. 10, 2006)

                             WILLIAMS CONTROLS, INC.
               (Exact name of Company as specified in its charter)

          Delaware                   0-18083                    84-1099587
-------------------------    -----------------------    ------------------------
    (State or other           (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                        Identification No.)
     incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On February 10, 2006, Thomas F. Dunlap, Executive Vice President and General Manager, retired from the Company. Mr. Dunlap served as Executive Vice President and General Manager of the Company since mid 2002 and prior to that he was General Manager of the Company from 1999 to mid 2002.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                    WILLIAMS CONTROLS, INC.


Date:  February 15, 2006            By:    /s/ DENNIS E. BUNDAY
       -----------------                  ---------------------
                                            Dennis E. Bunday
                                            Chief Financial Officer













































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